NEWS RELEASE ©2022 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Arista E. Joyner Manager Financial Communications T – (412) 433-3994 E – aejoyner@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides Third Quarter 2022 Guidance PITTSBURGH, September 15, 2022 – United States Steel Corporation (NYSE: X) today provided third quarter 2022 guidance. Third quarter 2022 adjusted EBITDA is expected to be approximately $825 million. Third quarter 2022 adjusted net earnings per diluted share is expected to be in the range of $1.90 to $1.95. “The third quarter marks another important step towards our Best for All® future,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “We continue to operate from a position of strength and are better prepared to create value in today’s market than ever before. We’ve repaid over $3 billion of debt, extended our maturity profile, and built a strong cash position to pre-fund our strategy. Our key projects remain on-time and on-budget and we continued to return cash to stockholders in the quarter." Burritt concluded, “I am pleased with our record safety performance and continued focus on quality, delivery and reliability for our customers. We expect to deliver a solid third quarter, even as the business continues to respond to the market headwinds that have accelerated over the quarter. We have quickly adjusted our integrated steelmaking operating footprint to better match our order book and expect our Tubular segment to deliver another quarter of earnings growth.”

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Recent Footprint Actions The Company has responded quickly to balance steel supply with customer demand. Below is a summary of actions taken or recently announced. The Company will continue to monitor its order book and will adjust the footprint to support customers’ needs. North American Flat-rolled Segment: • Blast Furnace #3 at Mon Valley Works: As previously communicated on the July earnings call, the Company pulled forward a planned 30-day outage on blast furnace #3 at Mon Valley Works from October to September. Work on the blast furnace began on September 3. Blast furnace #3 has approximately 1.4 million net tons of annual raw steel equivalent capability. • Blast Furnace #8 at Gary Works: The Company temporarily idled blast furnace #8 at Gary Works due to market conditions and continued high levels of imports. Blast furnace #8 has approximately 1.5 million net tons of annual raw steel equivalent capability. • Tin Line #5 at Gary Works: The Company temporarily idled tin line #5 at Gary Works due to market conditions and elevated levels of tin product imports. Tin line #5 has approximately 140,000 net tons of annual capability. U. S. Steel Europe Segment: • Blast Furnace #2 at U. S. Steel Kosice (USSK): The Company pulled forward a planned 60-day outage on blast furnace #2 at USSK from October to September. Work on the blast furnace began on September 4. Blast furnace #2 has approximately 1.7 million net tons of annual raw steel equivalent capability. Stockholder Returns Update Quarter to date, the Company has repurchased approximately $177 million of common stock, including $127 million previously disclosed as part of the prior $800 million stock buyback authorization completed in July. As of September 14, 2022, there is approximately $450 million remaining under the Company’s current $500 million stock buyback authorization.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Third Quarter Adjusted EBITDA Commentary The Flat-rolled segment’s adjusted EBITDA is expected to be lower than the second quarter. Accelerating market headwinds in the third quarter negatively impacted demand across most end-markets, which is expected to result in lower shipment volumes. Supply chain issues in automotive and appliance end-markets continue, while containers and packaging has softened, and service center buyers remain on the sidelines. Fixed price contracts in our Flat-rolled segment are expected to limit the negative impact to the segment’s average selling price from the flow-through of lower steel selling prices in spot business and monthly contracts. The Mini Mill segment’s adjusted EBITDA is expected to be significantly lower than the second quarter’s strong performance. Weaker demand and significantly reduced average selling prices from the segment’s exposure to spot selling prices are expected to negatively impact the segment’s EBITDA performance. In addition, high-cost raw materials procured at the onset of the war in Ukraine began to impact margins in the third quarter and are expected to impact results through year-end. The European segment’s adjusted EBITDA is also expected to be significantly lower than the second quarter. Demand challenges have accelerated through the third quarter due to seasonal buying patterns and the increasing effects of the war in Ukraine which has fueled macroeconomic uncertainty and rising energy costs. Lower steel prices are increasingly being reflected in the segment’s majority spot mix exposure. Additionally, headwinds from high-cost raw materials procured at the onset of the war in Ukraine, an extended supply chain and surging energy costs are causing significant margin pressure. These challenges informed our decision to pull forward a planned blast furnace outage from October into September to better balance supply with softer demand. The Tubular segment’s adjusted EBITDA is expected to improve on last quarter’s strong performance. Continued healthy demand and the trade case on oil country tubular goods imports is resulting in higher selling prices and higher expected EBITDA compared to the second quarter. The segment continues to be advantaged by its electric arc furnace supplying internally sourced rounds substrate and the margin expansion from the segment’s proprietary connections.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Cautionary Note Regarding Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” "plan," "goal," "future," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, the timing, size and form of share repurchase transactions, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the loss or reduction in availability of third party transportation services and the risks and uncertainties described in “Item 1A Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 3Q 2022 Projected net earnings attributable to United States Steel Corporation included in guidance $ 485 Estimated income tax provision 150 Estimated net interest and other financial costs (income) (35) Estimated depreciation, depletion, and amortization 195 Projected EBITDA included in guidance $ 795 Estimated third quarter adjustments 30 Projected adjusted EBITDA included in guidance $ 825 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance 3Q 2022 Projected net earnings attributable to United States Steel Corporation included in guidance $ 485 Estimated third quarter adjustments 23 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 508 Reconciliation to Projected Adjusted Net Earnings Per Diluted Share Included in Guidance 3Q 2022 Projected net earnings per diluted share included in guidance (mid-point of guidance) $ 1.83 Estimated third quarter adjustments 0.09 Projected adjusted net earnings per diluted share included in guidance (mid-point of guidance) $ 1.92

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP measures that exclude certain charges that are not part of the Company’s core operations such as restructuring or asset impairments (Adjustment Items). We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity and believes these measures are useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ###

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com 2022-037 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.